UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

December 16, 2010

Date of Report (Date of earliest event reported)

INTERNET BRANDS, INC.

(Exact name of registrant as specified in this charter)

Delaware	001-33797	95-4711621
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

909 North Sepulveda Blvd., 11th Floor, El Segundo, CA 90245

(Address of Principal Executive Offices and Zip Code)

(310) 280-4000

Registrant’s Telephone Number, including area code:

Not applicable

(Former Name or Former Address, if Changes Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01                                             Completion of Acquisition or Disposition of Assets.

On December 16, 2010, at a special meeting of the stockholders of Internet Brands, Inc. (the “Company”), such stockholders voted to adopt the Agreement and Plan of Merger, dated as of September 17, 2010, by and among Micro Holding Corp., a Delaware corporation (“Parent”), Micro Acquisition Corp., a Delaware corporation (“Merger Sub”), and the Company (the “Merger Agreement”).  On December 17, 2010, the Company and Parent filed a Certificate of Merger with the Secretary of State of the State of Delaware, pursuant to which Merger Sub merged with and into the Company, with the Company continuing as the surviving corporation (the “Merger”).  As a result of the Merger, the Company became a wholly owned subsidiary of Parent.  Under the terms of the Merger Agreement, each share of the Company’s Class A common stock, par value $0.001 per share (the “Class A Common Stock”), and Class B common stock, par value $0.001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), that was issued and outstanding at the effective time of the Merger (other than shares owned by Parent, Merger Sub, the Company and their subsidiaries, and by stockholders who have perfected and not withdrawn a demand for appraisal rights) was cancelled and converted into the right to receive $13.35 per share in cash, without interest and less any applicable withholding taxes.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on September 22, 2010, and which is incorporated herein by reference.

Item 3.01                                             Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On December 17, 2010, in connection with the consummation of the Merger, the Company informed The NASDAQ Global Select Market (“NASDAQ”) of the Merger and requested that trading in the Company’s Class A Common Stock be suspended prior to market open the next business day and that the Class A Common Stock be withdrawn from listing on NASDAQ as of the close of market on December 17, 2010. NASDAQ will file with the SEC a Notification of Removal from Listing and/or Registration under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), on Form 25, thereby commencing the process of delisting and deregistering the Company’s Class A Common Stock.  The Company expects its Class A Common Stock to be delisted as of the close of trading on December 17, 2010.  The Company intends to file a Form 15 to suspend its reporting obligations under Section 13(a) and 15(d) of the Exchange Act as soon as practicable.

Item 3.03                                             Material Modification to Rights of Security Holders.

On December 17, 2010, pursuant to the terms of the Merger Agreement, each share of outstanding Common Stock of the Company (other than shares owned by Parent, Merger Sub, the Company and their subsidiaries, and by stockholders who have perfected and not withdrawn a demand for appraisal rights) was cancelled and converted into the right to receive $13.35 per share in cash, without interest and less any applicable withholding taxes.

Item 5.01                                             Changes in Control of the Registrant.

The information disclosed in Item 2.01 is incorporated herein by reference.  On December 17, 2010, pursuant to the terms of the Merger Agreement, Merger Sub was merged with and into the Company, with the Company continuing as the surviving corporation in the Merger.  As a result of the Merger, the Company became a wholly owned subsidiary of Parent.  Parent is controlled by investment funds managed by Hellman & Friedman LLC (“H&F”).

The total cash merger consideration paid was approximately $640 million, which was funded from equity contributions from investment funds managed by H&F and JMI Equity Fund VI, L.P. and cash of the Company, as well as proceeds received by Merger Sub in connection with debt financing provided by General Electric Capital Corporation,  Bank of America, N.A., Bank of Montreal, Royal Bank of Canada and Wells Fargo Bank, National Association, as lenders and GE Capital Markets, Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, BMO Capital Markets,  RBC Capital Markets LLC and Wells Fargo Securities, LLC, as joint bookrunners.  In addition, certain members of management of the Company, including Robert N. Brisco, President and Chief Executive Officer, invested an aggregate of approximately $16.5 million of their after-tax proceeds from the Merger in shares of common stock of Parent, representing approximately 4% of the outstanding common stock of Parent.

The foregoing description of the Merger Agreement and related transactions does not purport to be complete and is subject, and qualified in its entirety by reference, to the full text of the Merger Agreement, which is attached as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed with the SEC on September 22, 2010, and which is incorporated herein by reference.

Item 5.02                                             Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the effective time of the Merger on December 17, 2010, in accordance with the Merger Agreement, Dr. Howard Lee Morgan, Messrs. W. Allen Beasley, Kenneth B. Gilman, William Gross, Martin R. Melone and James R. Ukropina, and Ms. Marcia Goodstein ceased serving as members of the board of directors of the Company, and Messrs. C. Andrew Ballard, Brian Powers, Tarim Wasim, and Paul Barber were elected as new members of the board of directors of the Company.  Mr. Brisco will continue serving as a member of the Company’s board of directors.

Item 5.03                                             Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the Merger Agreement, at the effective time of the Merger, the Certificate of Incorporation of the Company as in effect immediately prior to the effective time was amended to be in the form set forth in Exhibit B to the Merger Agreement, and became the Restated Certificate of Incorporation of the Company, and the Amended and Restated Bylaws of the Company as in effect immediately prior to the effective time were amended to be in the form set forth in Exhibit C to the Merger Agreement, and became the Bylaws of the Company.  A copy of each of the Restated Certificate of Incorporation and the Bylaws of the Company are filed as Exhibit 3.1 and Exhibit 3.2 hereto, respectively, and are incorporated herein by reference.

Item 8.01                                             Other Events.

The Company issued a press release on December 17, 2010 announcing the consummation of the Merger.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of the Company.

3.2	Bylaws of the Company.

99.1	Press Release, dated December 17, 2010.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERNET BRANDS, INC.

Date: December 17, 2010	By:	/s/ Robert N. Brisco
	Name:	Robert N. Brisco
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
3.1	Restated Certificate of Incorporation of the Company.

3.2	Bylaws of the Company.

99.1	Press Release, dated December 17, 2010.